UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2003

P.F. Chang's China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15210 N. Scottsdale Road, Suite 300, Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 957-8986

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	April 23, 2003 Press Release by P.F. Chang’s China Bistro, Inc.

Item 9. Regulation FD Disclosure (Information Below is being Furnished Under Item 12)

On April 23, 2003, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended March 30, 2003. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: April 23, 2003	By:	/s/ Kristina K. Cashman

Kristina K. Cashman Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	April 23, 2003 Press Release by P.F. Chang’s China Bistro, Inc.